UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 4, 2019
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)
(602) 389-3500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2019, Cary Mack, a director of Western Alliance Bancorporation (the “Company”), informed the Board of Directors (the “Board”) that he did not wish to be re-nominated as director of the Company at the upcoming 2019 Annual Meeting of the Shareholders (the “Annual Meeting”). Also, on March 6, 2019, director William S. Boyd advised the Board that he would be retiring effective as of the Annual Meeting. Neither director declined to stand for re-election because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
In connection with these notifications, the Board determined to fix the number of directors at thirteen, effective as of the date of the Annual Meeting, and selected Adriane McFetridge, Director of Engineering - Subscription Platform for Netflix, Inc., as a new director nominee. Ms. McFetridge will contribute to the skills and gender diversity of the Board in accordance with the Company’s director selection priorities. More information about Ms. McFetridge and the director nominee selection process will be available in the Company’s 2019 Proxy Statement.
The Board also determined to appoint Mr. Boyd to the position of Director Emeritus effective as of the date of the Company’s Annual Meeting. The position of Director Emeritus is an uncompensated position. A Director Emeritus has the right to attend and participate in discussions at regular and special meetings of the Board, but is not entitled to vote on any matter. Additional information about the Director Emeritus position can be found in the Company’s Corporate Governance Guidelines, which is available on the Investor Relations page of its website: www.westernalliancebancorporation.com.

Important Additional Information and Where You Can Find It

The Company will furnish its Proxy Statement for its Annual Meeting to each stockholder entitled to vote at the Annual Meeting, and will file the Proxy Statement with the SEC.   Stockholders should carefully read the Proxy Statement (including any supplements or amendments), and any other relevant documents that the Company may file with the SEC when they become available, because they will contain important information. Copies of the Proxy Statement, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the Company’s website at www.westernalliancebancorporation.com.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in the Company’s filings with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Vice Chairman and
Chief Financial Officer

Date:	March 8, 2019